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                                                                    Exhibit 23.1


                       REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 033-53524, as amended, and 333-69057) of our report dated September 22, 2010 related to the consolidated financial statements of Dynatronics Corporation and subsidiary included in Form 10-K for the fiscal year ended June 30, 2010.




/s/ Tanner LLC

Salt Lake City, Utah
September 22, 2010




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